UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2005

Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

185 Berry Street, Suite 6504
San Francisco, California 94107
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 512-7624

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported on a Form 8-K filed on July 7, 2005 with the Securities and Exchange Commission (the “July 7, 2005 8-K”), on July 5, 2005 Sirna Therapeutics, Inc. (the “Company”) entered into Securities Purchase Agreements relating to a private placement of shares of its common stock for $1.60 per share and warrants to purchase shares of its common stock with an exercise price of $1.92 per share. The warrants are exercisable in cash or, in the absence of an effective registration statement, by net exercise, from January 6, 2006 through July 6, 2010. The private placement is anticipated to take place in two closings, in which a total of 17,506,250 shares of the Company’s common stock and warrants to purchase 6,302,246 shares of its common stock will be issued, with anticipated aggregate gross proceeds to the Company of $28,010,000. Under applicable rules of the Nasdaq National Market, the second closing of the private placement is subject to stockholder approval.

Participants in the private placement consist of unaffiliated accredited institutional investors and affiliated investors comprising a majority of its board of directors, either directly or through affiliates, who collectively hold a majority of the Company’s issued and outstanding common stock. The participants are:

INVESTOR	FIRST CLOSING		SECOND CLOSING
	SHARES OF COMMON STOCK	SHARES UNDERLYING WARRANT	SHARES OF COMMON STOCK	SHARES UNDERLYING WARRANT
Capital Ventures International	439,027	158,049	185,973	66,951
DLJ Capital Corporation (1)	N/A	N/A	6,346	2,284
Domain Public Equity Partners, L.P.	658,541	237,074	278,959	100,426
Granite Global Ventures (Q.P.) L.P.	194,242	69,927	82,283	29,622
Granite Global Ventures L.P.	3,318	1,194	1,407	507
Greer, Robert Scott (2)	N/A	N/A	37,500	13,500
Heartland Value Fund	2,809,777	1,011,519	1,190,223	428,481
Iroquois Master Fund Ltd.	153,659	55,317	65,091	23,433
mRNA Fund II L.P. (1)	N/A	N/A	12,418	4,470
Niedel, James (2)	N/A	N/A	78,126	28,125
Oxford Bioscience Partners IV L.P. (1)	N/A	N/A	1,237,582	445,529
Perry Partners International, Inc.	1,527,056	549,740	646,862	232,870
Perry Partners, L.P.	668,081	240,509	283,001	101,881
Portside Growth and Opportunity Fund	109,756	39,512	46,494	16,738
Smithfield Fiduciary LLC	219,513	79,024	92,987	33,476
Sprout Capital IX, L.P. (1)	N/A	N/A	2,895,406	1,042,346
Sprout Entrepreneurs Fund, L.P. (1)	N/A	N/A	11,411	4,107
Sprout IX Plan Investors, L.P. (1)	N/A	N/A	133,712	48,136
Steelhead Investments Ltd.	439,027	158,049	185,973	66,951
Tang Capital Partners, L.P.	878,055	316,099	371,945	133,901
Venrock Associates (1)	N/A	N/A	225,000	81,000
Venrock Associates III, L.P. (1)	N/A	N/A	1,000,000	360,000
Venrock Entrepreneurs Fund III, L.P. (1)	N/A	N/A	24,999	8,999
Wiegers & Co. LLC	131,707	47,414	55,793	20,086
Wiegers Family Foundation	87,805	31,609	37,195	13,391

(1) Affiliated with a member of the Board of Directors of the Company and affiliated by stock ownership as of June 30, 2005, the record date for the special meeting of the stockholders to approve the second closing of the private placement.

(2) Member of the Board of Directors of the Company.

On July 6, 2005, at the first closing of the private placement, the Company issued 8,319,564 shares of its common stock and warrants to purchase 2,995,043 shares of its common stock to the unaffiliated investors. Following the receipt of stockholder approval, the Company intends to issue an additional 9,186,686 shares of its common stock and warrants to purchase 3,307,203 shares of its common stock in a second closing of the private placement to the unaffiliated investors who participated in the first closing and to the affiliated investors. The affiliated investors have entered into voting agreements with the Company to vote in favor of the second closing of the private placement.

The following summary of the material terms of the Securities Purchase Agreements, the Warrants and the Voting Agreements is qualified in its entirety by reference to the full text of such documents, which are attached as exhibits hereto and incorporated by reference herein. References to “unaffiliated investors” include only investors who were affiliates as of June 30, 2005.

Terms of the Securities Purchase Agreements

In addition to providing for the issuance and sale of the shares of our common stock and warrants to purchase shares of our common stock described above, the Securities Purchase Agreements provide for the following important terms:

Registration Obligations and Liquidated Damages. No later than 15 business days after the First Closing (the “Filing Date”), we are required, at our expense, to file with the SEC a registration statement with respect to the resale of the shares of common stock (A) issued at both the First Closing and the Second Closing of the private placement, and (B) issuable upon exercise of the warrants issued at both the First Closing and the Second Closing. We are required to use our reasonable commercial efforts to have such registration statement declared effective by the SEC prior to the date which is 70 days after the Filing Date (or 110 days if the registration statement receives SEC review) (the “Required Effective Date”), and, subject to our right to suspend the resale of stock under the registration statement in certain circumstances, we are required to maintain the effectiveness of this registration statement until the earlier of (a) five years after the effectiveness of the registration statement, (b) the date on which the investors may sell all shares (including shares issuable upon exercise of the warrants) then held by the investors without restriction by the volume limitations of Rule 144 of the Securities Act of 1933, as amended or (c) such time as all of those shares (including shares issued upon exercise of those warrants) have been sold. If the registration statement (a) is not filed by the Filing Date, (b) is not declared effective by the Required Filing Date or (c) once effective, ceases to be effective and available to investors in the private placement for any continuous period that exceeds 30 days or for one or more period that exceed in an aggregate of 60 days in any 12-month period, Sirna is required to pay the investors in the private placement a cash payment as liquidated damages and not as a penalty. This cash payment is calculated as 1% of the aggregate purchase price paid by the investors in the private placement, up to a maximum total cash payment equal to 10% of the aggregate purchase price, for each 30-day period of a registration default event described in (a), (b) or (c) above. If the default event lasts less than 30 days, the liquidated damages apply on a pro rata basis for any portion of such a 30-day period.

Right of First Offer. Until July 7, 2006, the investors in each closing have a pro rata right, calculated on a fully diluted basis, to participate in any future private sales of securities by the Company, other than shares that are issued in sales customarily excluded from such right. These customary exceptions include outstanding options, shares granted or sold to employees, directors and consultants, shares issued to financial institutions or lenders in connection with credit, lease or other debt financing arrangements, shares issued to vendors, partners or other parties in connection with mergers or other acquisitions, licenses, strategic partnerships, joint ventures or other similar business arrangements, and shares approved by a majority of the investors in this private placement.

Indemnification. The Company has granted the investors in the private placement customary indemnification rights in connection with the registration statement. The investors have also granted the Company customary indemnification rights in connection with the registration statement.

Terms of the Warrants

Exercise Period. The Warrants are exercisable from January 6, 2006 through July 6, 2010 and can be exercised in cash or net exercised as described below.

Methods of Exercise. The Warrants may be exercised in cash at all times during the exercise period, whereby the holders of the Warrants deliver the certificates representing the Warrants to Sirna and the then-applicable exercise price for the Warrants in exchange for the shares issuable thereunder (which exercise price may be paid directly out of the sale proceeds of the shares issued upon exercise of the Warrants if exercised in connection with a registered public offering by Sirna). In addition, the Warrants may be “net exercised” at any time after the Required Effective Date through the exercise period of the Warrants only during such times as the registration statement described above is not effective. The net exercise provision allows the holder to receive shares of common stock equal to the value of the Warrant without paying the exercise price in cash, but rather with the shares underlying the Warrant.

Exercise Price, Adjustment to Exercise Price and Number of Shares. The exercise price of the Warrants is initially $1.92 per share. If the Company’s shares of common stock are either (a) delisted from Nasdaq National Market or (b) terminated from registration under the Securities Act of 1933, as amended during the period, when the Company is required to keep the registration effective for shares issuable upon exercise of the Warrants issued in this private placement, the exercise price of the Warrant will be reduced to $1.67. In addition, the exercise price and the number of shares issuable under the Warrants is subject to customary adjustment in certain events, including reclassification of the Company’s securities, certain mergers, consolidations, sales of substantially all of the assets of the Company, subdivision or combination of shares of the Company, stock dividends and other distributions of Company.

Registration Rights. The Warrants and the shares of our common stock issuable upon exercise of the Warrants are not registered under the Securities Act or any state securities laws. The Company has granted registration rights, described above, to the Investors for the shares of common stock issuable upon the exercise of the Warrants.

Terms of the Voting Agreements

Each affiliated investor who has participated in the private placement has entered into a Voting Agreement with the Company, pursuant to which such affiliated investor has agreed, solely in its or his capacity as a stockholder, to vote all of its or his issued and outstanding shares of our common stock in favor of the Second Closing and has granted to us an irrevocable proxy to vote all of its or his issued and outstanding shares of our common stock in favor of the second closing. As of June 30, 2005, the record date for our special meeting, these affiliated investors collectively hold in the aggregate approximately 55.6% of our outstanding common stock. Therefore, the affiliated investors own enough of our common stock, in the aggregate, to determine the outcome of the stockholder vote in connection with the second closing.

Restrictions on Transfer of Shares. Pursuant to the Voting Agreements, each affiliated investor has agreed not to (a) sell, assign, transfer (including by merger or otherwise) their shares of our common stock, (b) deposit any of such shares into a voting trust or enter into a voting trust or arrangement with respect to such shares or (c) grant any proxy or power of attorney with respect to such shares which is inconsistent with the Voting Agreements or enter into any contract or other arrangement regarding the sale assignment or transfer of such shares unless, in each case, the transferee agrees to be bound by the terms of such Voting Agreement.

Termination of Voting Agreements. The Voting Agreements will terminate upon the earlier to occur of (a) the second closing of the private placement, (b) July 1, 2006 or (c) the date that the Securities Purchase Agreement between such affiliated investor and the Company terminates under its own terms.

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. As part of this transaction, Sirna has agreed to file a registration statement covering the resale of the shares of common stock and the shares of common stock issuable upon exercise of the warrants acquired in the private placement.

The full text of item 3.02 of the Company’s current report on Form 8-K filed as of July 7, 2005 is incorporated herein by reference. Forms of the Securities Purchase Agreements, the Warrants and the Voting Agreements are attached hereto as Exhibit 4.1, 4.2 and 9.1, respectively, and are incorporated herein by reference.

Employment Agreement with J. Michael French

Separately, on July 5, 2005, the Company entered into a letter employment agreement with J. Michael French defining the terms of his employment with the Company as Senior Vice President for Corporate Development (the “Letter Agreement”).

The Letter Agreement sets forth the terms of Mr. French’s employment with the Company, including: (i) receiving an annual salary of $255,000; (ii) participating in the company-wide bonus plan with an initial target of 25% of his annual salary; (iii) receiving an option to purchase 300,000 shares of the Company’s common stock, subject to a four-year vesting schedule; (iv) participating in the Company’s health, insurance and employee benefit plans; (v) receiving (a) a cash severance payment equal to nine months' salary and the acceleration of up to nine months of vesting of his option shares if he is terminated without cause, or (b) a cash severance payment equal to up to twelve months' salary and the acceleration of the greater of fifty percent of his unvested option shares or the continued vesting of his option shares for twelve months if he is terminated following a change of control of the Company and (vi) the reimbursement of certain moving expenses. The Letter Agreement will continue to govern the terms of Mr. French’s employment with the Company, while he serves as Senior Vice President for Corporate Development.

IMPORTANT ADDITIONAL INFORMATION

Sirna intends to file with the SEC a proxy statement in connection with the private placement. Investors and security holders of Sirna are urged to read the proxy statement when it becomes available because it will contain important information about Sirna and the private placement. Investors and security holders of Sirna may obtain free copies of the proxy statement when it becomes available at the SEC's website at http://www.sec.gov, at Sirna's website at http://www.sirna.com or by writing to Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, California 94107, Attention: Investor Relations. Sirna, its directors and the affiliates of a majority of its directors may be deemed to be participants in the solicitation of proxies with respect to the private placement. A description of the interests in Sirna of its directors and such affiliates is set forth in Sirna's proxy statement for its 2005 annual meeting of stockholders, filed with the SEC on May 23, 2005, and will be set forth in the proxy statement in connection with the private placement when it becomes available.

Statements in this Form 8-K that are not strictly historical are forward-looking statements regarding the anticipated second closing of the private placement. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include any event that would cause Sirna or the investors to breach any of their representations and warranties under the purchase agreement. Additional risk factors are identified in Sirna's Securities and Exchange Commission filings, including the Forms 10-Q and 10-K and in other SEC filings. Sirna assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

4.1	Form of Purchase Agreement dated as of July 5, 2005 by and between the Company and certain investors. (1)
4.2	Form of Warrant to purchase Common Stock of the Company (1)
9.1	Form of Voting Agreement and Irrevocable Proxy dated as of July 1, 2005 by and between the Company and certain stockholders of the Company. (1)
10.1	Employment Agreement dated as of July 5, 2005 by and between the Company and J. Michael French. (2)

(1) To be filed herewith.
(2) To be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2005

SIRNA THERAPEUTICS, INC. (Registrant)
By:	/s/ Howard W. Robin
Name:	Howard W. Robin
Title:	President and Chief Executive Officer

EXHIBIT INDEX

4.1	Form of Purchase Agreement dated as of July 5, 2005 by and between the Company and certain investors. (1)
4.2	Form of Warrant to purchase Common Stock of the Company (1)
9.1	Form of Voting Agreement and Irrevocable Proxy dated as of July 1, 2005 by and between the Company and certain stockholders of the Company. (1)
10.1	Employment Agreement dated July 5, 2005 by and between the Company and J. Michael French. (2)

(1) To be filed herewith.
(2) To be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.